                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                      of the Securities Act of 1934


           Date of Report (Date of earliest event reported) April 6, 1999


                            KALAN GOLD CORPORATION
            (Exact name of Registrant as specified in its charter)



           Colorado                       0-25658               84-1357927
(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation or organization)      File Number)          Identification No.)


                             Tower II, Suite 100,
                            12835 E. Arapahoe Road
                          Englewood, Colorado 80112
             (Address of principal executive offices and Zip Code)


                               (303) 706-1606
              (Registrant's telephone number including area code)

                                   FORM 8-K
                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                       of the Securities Act of 1934


Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Registrant has rescinded its previous acquisition of four properties located in Burkina Faso, West Africa. The acquisition had been made in exchange for 1,300,000 restricted common shares of the Registrant. These restricted shares will be retired by the Registrant and canceled.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         Not Applicable

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KALAN GOLD CORPORATION


Dated: April 6, 1999                   By: /s/ Sanford Altberger
                                          -------------------------------------
                                          Sanford Altberger
                                          President and Chief Executive Officer